Restructuring Charge	12 Months Ended
Dec. 31, 2019
Restructuring and Related Activities [Abstract]
Restructuring Charge
Restructuring Charge
During the year ended December 31, 2018, the Partnership recognized a restructuring charge of $1.5 million, mainly relating to severance costs from crew reduction on the Petrojarl Varg FPSO unit, which is currently in lay-up. The Partnership incurred a total of $1.5 million of restructuring charges under this plan.
During the year ended December 31, 2017, the Partnership recognized a restructuring charge of $2.7 million, mainly relating to severance costs from the termination of the charter contract for the Arendal Spirit UMS and the resulting decommissioning of the unit. The Partnership incurred a total of $2.7 million of restructuring charges under this plan.

As of December 31, 2019 and December 31, 2018, restructuring liabilities of nil and $1.5 million, respectively, were recorded in accrued liabilities on the consolidated balance sheet.